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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  March 15, 2001

                               -----------------

                              TenFold Corporation
            (Exact Name of Registrant as Specified in its Charter)

Delaware                                000-25661                            83-0302610
(State of Incorporation)        (Commission File Number)        (I.R.S. Employer Identification No.)

                            180 West Election Road
                              Draper, Utah 84020
              (Address of Principal Executive Offices) (Zip Code)

                           ------------------------

                                (801) 495-1010
             (Registrant's Telephone Number, Including Area Code)
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Item 5 - Other Events and Regulation FD Disclosure

The attached Press Release is incorporated by reference herein.

Item 7 - Financial Statements and Exhibits

     (a)  Not applicable
     (b)  Not applicable
     (c)  Exhibits

          Exhibit No.    Description
          -----------    -----------

          99.1           Press Release issued March 15, 2001
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TenFold Corporation
                                        (Registrant)


                                        By:   /s/  Martin F. Petersen
                                             --------------------------------
                                              Martin F. Petersen
                                              Chief Financial Officer

                                        Date: March 19, 2001
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                                 EXHIBIT INDEX

Exhibit No.    Document
-----------    --------

99.1           Press Release issued March 15, 2001